Exhibit 99.1

News Release

AstroNova Reports 8.5% Sequential Growth in Revenue

for Third Quarter Fiscal 2026

•	Achieved revenue of $39.2 million in the quarter driven by sequential quarter growth in both Aerospace and Product Identification (“Product ID”)

•	Net income was $0.4 million, or $0.05 per diluted share; Non-GAAP net income was $1.5 million, or $0.20 per diluted share

•	Adjusted EBITDA was $4.2 million, or 10.7% of sales

•	Generated $3.4 million of operating cash in the quarter and $8.1 million year to date

•	Strengthened balance sheet with debt reduced by $3.2 million in the quarter and $6.4 million year to date

•	Refinanced lending agreement on favorable terms

West Warwick, R.I., December 10, 2025 – AstroNova, Inc. (Nasdaq: ALOT), a leading innovator in specialized print technology solutions, today announced financial results for its fiscal 2026 third quarter ended October 31, 2025.

Jorik Ittmann, President and Chief Executive Officer of AstroNova, noted, “Our third quarter results indicate our efforts to stabilize the business, reignite sales in our Product ID segment and develop a greater sense of urgency in the business to deliver for our customers and shareholders are having a positive impact. We drove improvements in our mail & sheet/flatpack operations to provide more timely lead times for our customers and to reduce dated backlog. Importantly, the strong margins of our Aerospace segment confirm the value of the leading market position of our ToughWriter brand flight deck printers which are displacing legacy products for our highest volume major aircraft partners. This action combined with encouraging aircraft build rate forecasts bodes well for this segment.”

Mr. Ittmann added, “While we have improved our financial results sequentially, including growing Product ID’s valuable and profitable recurring supplies, parts and service revenue, work remains to deliver consistent growth while we capture the benefits of our Aerospace segment.”

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AstroNova Reports 8.5% Sequential Growth in Revenue for Third-Quarter Fiscal 2026 Financial Results

December 10, 2025

Third Quarter Fiscal 2026 Overview1 (comparisons are to the prior-year period unless noted otherwise)

	Three Months Ended
	October 31, 2025	November 2, 2024	$ Variance	% Variance	July 31, 2025	$ Variance	% Variance
Revenue	$39,169	$40,422	$(1,253)	(3.1)%	$36,102	$3,067	8.5%
Gross Profit	$14,197	$13,714	$483	3.5%	$11,633	$2,564	22.0%
Gross Profit Margin	36.2%	33.9%			32.2%
Non-GAAP Gross Profit	$14,557	$13,748	$809	5.9%	$11,631	$2,926	25.2%
Non-GAAP Adjusted Gross Profit Margin	37.2%	34.0%			32.2%
Operating Income (Loss)	$1,287	$1,264	$23	1.8%	$(708)	$1,995	(281.7)%
Operating Margin	3.3%	3.1%			(2.0)%
Non-GAAP Operating Income	$2,561	$1,623	$938	57.8%	$380	$2,181	574.0%
Non-GAAP Operating Income Margin	6.5%	4.0%			1.1%
Net Income (Loss)	$378	$240	$138	57.3%	$(1,243)	$1,621	(130.4)%
Non-GAAP Net Income (Loss)	$1,532	$513	$1,019	198.6%	$(412)	$1,944	(471.8)%
Adjusted EBITDA	$4,172	$3,228	$944	29.3%	$2,055	$2,117	103.0%
Adjusted EBITDA Margin	10.7%	8.0%			5.7%

Compared with the trailing second quarter of fiscal 2026, revenue increased 8.5% reflecting growth in both Aerospace and Product ID segments. Gross profit improved sequentially by 400 basis points as a result of productivity improvements and improved product mix. Operating income increased over the trailing quarter representing operating leverage on higher volume and improved product mix.

Compared with the prior-year period, revenue declined $1.3 million as the combined growth in Product ID and the Aerospace segment’s Commercial Aircraft, Defense and Other markets sales did not fully offset lower Aerospace Aftermarket revenue, which had a tough comparison against an unusually strong third quarter in FY 2025. Tariff mitigation contributed $0.4 million in revenue and foreign currency translation was a $0.3 million benefit in the quarter.

As a result of improved productivity and a more profitable mix, gross profit was up $0.5 million, or 3.5%, and gross margin expanded 230 basis points compared with the prior-year period despite lower revenue and a provision for inventory of $0.4 million related to the closure of a warehouse. On an adjusted basis, gross margin expanded 320 basis points from the prior-year period to 37.2%.

Operating expenses in the quarter were $12.9 million up from $12.5 million in the prior-year period. Savings from cost reduction actions were offset by $0.4 million in legal expenses related to ongoing litigation, $0.1 million of costs related to the contested proxy solicitation and a $0.3 million goodwill impairment charge associated with the May 2024 MTEX acquisition. Operating income for the quarter was $1.3 million similar to the prior-year period, while non-GAAP operating income was $2.6 million, up of $0.9 million, or 57.8% compared with the prior-year period.

Interest expense of $0.8 million was down 12.4% as debt balance decreased from $46.7 million in the prior-year end to $40.3 million as of the end of the quarter fiscal. Improved financial performance resulted in net income of $0.4 million, or $0.05 per share, compared with $0.2 million in the prior-year period. Non-GAAP net income was $1.5 million, or $0.20 per share. Adjusted EBITDA was $4.2 million and Adjusted EBITDA margin was 10.7%.

[1]

Non-GAAP gross profit, Non-GAAP gross profit margin, Non-GAAP operating income, Non-GAAP operating income margin, Non-GAAP net income, adjusted EBITDA and adjusted EBITDA margin are Non-GAAP financial measures. Refer to the reconciliation of GAAP to non-GAAP measures in the tables that accompany this news release.

AstroNova Inc. | 600 East Greenwich Avenue | West Warwick, RI 02893 | 401.828.4000

AstroNova Reports 8.5% Sequential Growth in Revenue for Third-Quarter Fiscal 2026 Financial Results

December 10, 2025

Product Identification (Product ID) Segment Review

Product ID revenue was $26.8 million for the third quarter of fiscal 2026, up 2.0%, or $0.5 million, compared with the prior year and was up $2.1 million, or 8.5%, sequentially. Sequential growth was across all product categories with Mail & Sheet/Flat Pack Printers increasing $0.5 million, or 14.4%, as productivity improvements enabled higher shipment levels.

Operating income for Product ID of $1.9 million was similar with the prior-year period, as improved volume and mix helped to offset an inventory provision of $0.7 million related to a warehouse closure and true-up between segments and a $0.3 million goodwill impairment charge. Operating margin was 7.0% compared with 7.1% in the prior-year period. Non-GAAP segment operating income grew $1.0 million, or 50%, to $2.9 million. Non-GAAP operating income margin for the third quarter of fiscal 2026 was 10.6%.

Aerospace Segment Review

Aerospace segment revenue was $12.3 million in the fiscal 2026 third quarter, a decrease of 12.7%, or $1.8 million. The decline reflects the benefit of $2.3 million in revenue in the prior-year period from atypical orders related to replacement printheads that had built up in backlog pending certification.

Despite lower sales, Aerospace segment operating profit was $4.5 million, up $1.3 million, or 39.4%, over the prior-year period from a $0.3 million benefit from an inventory provision true-up between segments as well as improved product mix.

Balance Sheet and Cash Flow

Cash provided by operations in the third quarter of fiscal 2026 was $3.4 million and was $8.1 million year to date. The improvement in cash generation in the quarter was a combination of stronger cash earnings and reduced working capital requirements, primarily due to lower inventory.

Capital expenditures in the quarter were $86 thousand and $0.2 million year to date compared with $0.3 million and $1.1 million, respectively, in the prior year periods.

Cash at the end of the third quarter of fiscal 2026 was $3.6 million, down $1.4 million from the end of fiscal 2025. The Company strengthened its balance sheet and reduced debt by $3.2 million in the quarter and by $6.4 million year to date. Debt as of October 31, 2025 was $40.3 million compared with $46.7 million as of January 31, 2025.

On October 31, 2025, the Company executed an amended credit agreement which extended the maturity of its revolving credit facility, temporarily increased the facility to $27.5 million, and refinanced previous term loans resulting in a new $10 million term loan and a new $9.7 million term A-2 loan. The new credit structure reduces principal payments and eliminates the foreign currency exchange rate volatility of the Euro payments. It also provides greater flexibility in its EBITDA covenant.

Bookings and Backlog by Segment

Orders in the quarter for the Product ID segment were $22.5 million, down $4.3 million compared with the prior-year period due to delays in renewing blanket orders with certain customers. The Company expects those orders to be renewed in the fourth quarter of fiscal 2026. As a result, the book to bill ratio for the segment was 84% and backlog decreased by $4.4 million from second quarter of fiscal 2026.

Orders in the quarter for the Aerospace segment increased $2.6 million, or 23.7%, over the prior-year period to $13.4 million primarily related to major OEM orders improving as inventory better aligns with build rates. The book to bill ratio for the segment was 109%. Backlog at the end of the third quarter of fiscal 2026 increased by $1.1 million compared with second quarter of fiscal 2026.

AstroNova Inc. | 600 East Greenwich Avenue | West Warwick, RI 02893 | 401.828.4000

AstroNova Reports 8.5% Sequential Growth in Revenue for Third-Quarter Fiscal 2026 Financial Results

December 10, 2025

Fiscal 2026 Outlook

“Our solid performance in the third quarter and the progress we are making in the business provide us further confidence in our expectations for the full year,” concluded Mr. Ittmann.

AstroNova has maintained its revenue expectations for fiscal 2026 within a range of $149 million to $154 million implying fourth quarter revenue in a range of $36 million to $41 million. Adjusted EBITDA margin expectations are in a range of 7.5% to 8.5% for the year.

Earnings Conference Call Information

AstroNova will host a conference call and webcast today at 8:30 a.m. ET to review financial and operating results for the third quarter of fiscal 2026. A question and answer session will follow.

To access the conference call, please dial (201) 689-8560 or find the webcast and accompanying slide presentation at https://investors.astronovainc.com/investors/events-and-presentations/default.aspx.

A telephonic replay will be available from 12:00 p.m. ET on the day of the call through Wednesday, December 24, 2025. To listen to the archived call, dial (412) 317-6671 and enter a replay PIN 13756179. The webcast replay will be available on the Investor Relations section of the Company’s website where a transcript will be posted once available.

About AstroNova, Inc.

AstroNova (Nasdaq: ALOT) is a leading innovator in specialized print technology solutions. The Company designs, manufactures, distributes and services a broad range of products that acquire, store, analyze, and present data in multiple formats on a variety of media. Its strategy is to drive profitable growth through innovative new technologies, building its installed base to expand recurring revenue while strategically sourcing its aftermarket products.

The Product Identification segment provides a wide array of digital, end-to-end product marking and identification solutions, including hardware, software, and supplies for OEMs, commercial printers, and brand owners for printing on paper, labels, paperboard packaging, corrugated boxes, and paper bags. The Aerospace segment is a global leader in providing products designed for airborne printing solutions, avionics, and data acquisition including flight deck printing solutions, networking hardware, and specialized aerospace-grade supplies. More information about the Company can be found at www.astronovainc.com.

Use of Non-GAAP Financial Measures

In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), this news release contains the Non-GAAP financial measures: Non-GAAP gross profit, Non-GAAP gross profit margin, Non-GAAP operating expenses, Non-GAAP operating income, Non-GAAP operating income margin, Non-GAAP net income (loss), Non-GAAP net income per Common Share—diluted , Non-GAAP segment gross profit, Non-GAAP segment gross profit margin, Non-GAAP segment operating income, Non-GAAP segment operating margin, Adjusted EBITDA, and Adjusted EBITDA Margin. AstroNova believes that the inclusion of these Non-GAAP financial measures helps investors gain a meaningful understanding of changes in the Company’s core operating results and can help investors who wish to make comparisons between AstroNova and other companies on both a GAAP and a Non-GAAP basis. AstroNova’s management uses these Non-GAAP financial measures, in addition to GAAP financial measures, as the basis for measuring its core operating performance and comparing such performance to that of prior periods and to

AstroNova Inc. | 600 East Greenwich Avenue | West Warwick, RI 02893 | 401.828.4000

AstroNova Reports 8.5% Sequential Growth in Revenue for Third-Quarter Fiscal 2026 Financial Results

December 10, 2025

the performance of its competitors. These measures are also used by the Company’s management to assist with their financial and operating decision-making. Please refer to the financial reconciliation table included in this news release for a reconciliation of the Non-GAAP measures to the most directly comparable GAAP measures for the nine months ended October 31, 2025 and November 2, 2024 and the year ending January 31, 2025.

AstroNova has not reconciled the forward-looking Adjusted EBITDA margin included in its fiscal 2026 financial targets and outlook to the most directly comparable forward-looking GAAP measure because this cannot be done without unreasonable effort due to the lack of predictability regarding cost of sales, operating expenses, depreciation and amortization, and stock-based compensation. The impact of any of these items, individually or in the aggregate, may be significant.

Forward-Looking Statements

Information included in this news release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact but rather reflect our current expectations concerning future events and results. These statements may include the use of the words “believes,” “expects,” “intends,” “plans,” “anticipates,” “likely,” “continues,” “may,” “will,” and similar expressions to identify forward-looking statements. Such forward-looking statements, including those concerning the Company’s anticipated performance, involve risks, uncertainties and other factors, some of which are beyond our control, which may cause our actual results, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. These risks, uncertainties and factors include, but are not limited to, (i) the risk that our efforts to improve sales in our Product Identification segment may not result in the benefits we expect, (ii) the risk that our Aerospace customers may not continue to convert to our ToughWriter® printer in the volumes or on the schedule that we expect; (iii) the risk that we may not realize the anticipated benefits of our next-generation print engine technology; and (iv) those factors set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2025 and subsequent filings AstroNova makes with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The reader is cautioned not to unduly rely on such forward-looking statements when evaluating the information presented in this news release.

Contacts:

Deborah Pawlowski, IRC, Alliance Advisors

Email: dpawlowski@allianceadvisors.com

Phone: 716.843.3908

AstroNova Inc. | 600 East Greenwich Avenue | West Warwick, RI 02893 | 401.828.4000

AstroNova Reports 8.5% Sequential Growth in Revenue for Third-Quarter Fiscal 2026 Financial Results

December 10, 2025

ASTRONOVA, INC.

Condensed Consolidated Statements of Income (Loss)

(In thousands, except per share data)

(Unaudited)

	Three Months Ended
	October 31, 2025	November 2, 2024	$ Variance	% Variance
Revenue	$39,169	$40,422	$(1,253)	(3.1)%
Cost of Revenue	24,972	26,708	(1,736)	(6.5)%

Gross Profit	14,197	13,714	483	3.5%
Total Gross Profit Margin	36.2%	33.9%
Operating Expenses:
Selling & Marketing	5,593	6,752	(1,159)	(17.2)%
Research & Development	1,898	1,843	55	3.0%
General & Administrative	5,122	3,855	1,267	32.9%
Goodwill Impairment	297	—	297	100.0%

Total Operating Expenses	12,910	12,450	460	3.7%
Operating Income	1,287	1,264	23	1.8%
Total Operating Margin	3.3%	3.1%
Interest Expense	827	944	(117)	(12.4)%
Other (Income)/Expense, net	210	46	164	356.5%

Income Before Taxes	250	274	(24)	(8.9)%
Income Tax Provision (Benefit)	(128)	34	(162)	(476.5)%

Net Income	$378	$240	$138	57.3%

Net Income per Common Share - Basic	$0.05	$0.03

Net Income per Common Share - Diluted	$0.05	$0.03

Weighted Average Number of Common Shares - Basic	7,633	7,524
Weighted Average Number of Common Shares - Diluted	7,698	7,580

	Nine Months Ended
	October 31, 2025	November 2, 2024	$ Variance	% Variance
Revenue	$112,979	$113,922	$(943)	(0.8)%
Cost of Revenue	74,496	73,909	587	0.8%

Gross Profit	38,483	40,013	(1,530)	(3.8)%
Total Gross Profit Margin	34.1%	35.1%
Operating Expenses:
Selling & Marketing	16,877	19,140	(2,263)	(11.8)%
Research & Development	5,017	4,859	158	3.3%
General & Administrative	15,140	12,343	2,797	22.7%
Goodwill Impairment	297	—	297	100.0%

Total Operating Expenses	37,331	36,342	989	2.7%
Operating Income	1,152	3,671	(2,519)	(68.6)%
Total Operating Margin	1.0%	3.2%
Interest Expense	2,609	2,363	246	10.4%
Other (Income)/Expense, net	291	337	(46)	(13.6)%

Income (Loss) Before Taxes	(1,748)	971	(2,719)	(280.1)%
Income Tax Provision (Benefit)	(506)	(139)	(367)	264.0%

Net Income (Loss)	$(1,242)	$1,110	$(2,352)	(211.9)%

Net Income (Loss) per Common Share - Basic	$(0.16)	$0.15

Net Income (Loss) per Common Share - Diluted	$(0.16)	$0.15

Weighted Average Number of Common Shares - Basic	7,601	7,501
Weighted Average Number of Common Shares - Diluted	7,601	7,605

AstroNova Inc. | 600 East Greenwich Avenue | West Warwick, RI 02893 | 401.828.4000

AstroNova Reports 8.5% Sequential Growth in Revenue for Third-Quarter Fiscal 2026 Financial Results

December 10, 2025

ASTRONOVA, INC.

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	October 31, 2025	January 31, 2025
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$3,606	$5,050
Accounts Receivable, net	20,396	21,218
Inventories, net	45,124	47,894
Prepaid Expenses and Other Current Assets	5,022	3,855

Total Current Assets	74,148	78,017
PROPERTY, PLANT AND EQUIPMENT	61,183	58,613
Less Accumulated Depreciation	(46,474)	(42,820)

Property, Plant and Equipment, net	14,709	15,793
OTHER ASSETS
Identifiable Intangibles, net	22,070	23,519
Goodwill	17,121	16,361
Deferred Tax Assets, net	8,565	8,431
Right of Use Asset	2,573	1,781
Other Assets	1,647	1,693

TOTAL ASSETS	$140,833	$145,595

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts Payable	$7,402	$7,928
Accrued Compensation	4,036	3,745
Other Accrued Expenses	4,857	4,461
Revolving Line of Credit	18,146	20,929
Current Portion of Long-Term Debt	3,152	6,110
Short-Term Debt	—	581
Current Liability – Royalty Obligation	1,600	1,358
Current Liability – Excess Royalty Payment Due	592	691
Deferred Revenue	846	543

Total Current Liabilities	40,631	46,346
NON-CURRENT LIABILITIES
Long-Term Debt, net of current portion	18,978	19,044
Lease Liabilities, net of current portion	2,107	1,535
Grant Deferred Revenue	1,061	1,090
Royalty Obligation, net of current portion	354	1,106
Income Tax Payables	684	684
Deferred Tax Liabilities	—	40
Other Long-Term Liability	138	—

TOTAL LIABILITIES	63,953	69,845
SHAREHOLDERS’ EQUITY
Common Stock	553	547
Additional Paid-in Capital	65,681	64,215
Retained Earnings	48,139	49,380
Treasury Stock	(35,226)	(35,043)
Accumulated Other Comprehensive Loss, net of tax	(2,267)	(3,349)

TOTAL SHAREHOLDERS’ EQUITY	76,880	75,750

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$140,833	$145,595

AstroNova Inc. | 600 East Greenwich Avenue | West Warwick, RI 02893 | 401.828.4000

AstroNova Reports 8.5% Sequential Growth in Revenue for Third-Quarter Fiscal 2026 Financial Results

December 10, 2025

ASTRONOVA, INC.

Condensed Consolidated Statements of Cash Flow

(In thousands)

(Unaudited)

	Nine Months Ended
	October 31, 2025	November 2, 2024
Cash Flows from Operating Activities:
Net Income (Loss)	$(1,242)	$1,110
Adjustments to Reconcile Net Income (Loss) to Net Cash Provided by Operating Activities:
Depreciation and Amortization	3,425	3,514
Grant Income Included in Depreciation	175	108
Goodwill Impairment	289	—
Amortization of Debt Issuance Costs	33	22
Share-Based Compensation	1,559	1,159
Deferred Income Tax Provision (Benefit)	(74)	—
Loss on Disposal of Fixed Assets	112	—
Changes in Assets and Liabilities:
Accounts Receivable	1,220	1,619
Inventories	3,780	1,380
Income Taxes	(1,101)	(1,534)
Accounts Payable and Accrued Expenses	(367)	(2,371)
Deferred Revenue	99	(1,080)
Other	149	(1,603)

Net Cash Provided by Operating Activities	8,057	2,324
Cash Flows from Investing Activities:
Proceeds from Sale of Equipment	100	—
Purchases of Property, Plant and Equipment	(193)	(1,086)
Cash Paid for MTEX Acquisition, net of cash acquired	—	(19,109)

Net Cash Used for Investing Activities	(93)	(20,195)
Cash Flows from Financing Activities:
Net Cash Proceeds from Employee Stock Option Plans	—	13
Net Cash Proceeds from Share Purchases under Employee Stock Purchase Plan	50	98
Net Cash Used for Payment of Taxes Related to Vested Restricted Stock	(183)	(432)
Revolving Credit Facility, net	(3,177)	10,774
Proceeds from Long Term Debt Borrowings	19,720	15,078
Payment of Minimum Guarantee Royalty Obligation	(959)	(1,247)
Principal Payments of Long-Term Debt	(25,117)	(6,706)
Payments of Debt Issuance Costs	(66)	(37)

Net Cash Provided by (Used for) Financing Activities	(9,731)	17,541
Effect of Exchange Rate Changes on Cash and Cash Equivalents	324	235

Net Decrease Cash and Cash Equivalents	(1,443)	(95)
Cash and Cash Equivalents, Beginning of Period	$5,050	4,527

Cash and Cash Equivalents, End of Period	3,606	$4,432

Supplemental Information:
Cash Paid (Received) During the Period for:
Interest	$2,292	$1,891
Income Taxes, net of refunds	621	$1,503
Non-Cash Transactions:
Operating Lease Obtained in Exchange for Operating Lease Liabilities	$986	$1,581

AstroNova Inc. | 600 East Greenwich Avenue | West Warwick, RI 02893 | 401.828.4000

AstroNova Reports 8.5% Sequential Growth in Revenue for Third-Quarter Fiscal 2026 Financial Results

December 10, 2025

ASTRONOVA, INC.

Segment Sales and Profit

(Unaudited, $ in thousands)

	Three Months Ended		Nine Months Ended
($ in thousands)	October 31, 2025	November 2, 2024	October 31, 2025	November 2, 2024
Revenue:
Product ID	$26,849	$26,317	$77,891	$76,667
Aerospace	12,320	14,105	35,088	37,255

Total Revenue	$39,169	$40,422	$112,979	$113,922

Gross Profit:
Product ID	$7,806	$8,407	$24,211	$25,354
Aerospace	6,391	5,307	14,272	14,659

Gross Profit	$14,197	$13,714	$38,483	$40,013

Gross Profit Margin:
Product ID	29.1%	31.9%	31.1%	33.1%
Aerospace	51.9%	37.6%	40.7%	39.3%

Gross Profit Margin	36.2%	33.9%	34.1%	35.1%

Segment Operating Income:
Product ID	$1,878	$1,868	$6,585	$7,208
Aerospace	4,531	3,251	9,707	8,806

Total Segment Operating Income	$6,409	$5,119	$16,292	$16,014

Segment Operating Margin:
Product ID	7.0%	7.1%	8.5%	9.4%
Aerospace	36.8%	23.0%	27.7%	23.6%

Total Segment Operating Margin	16.4%	12.7%	14.4%	14.1%

Corporate Expense	(5,122)	(3,855)	(15,140)	(12,343)

Operating Income	$1,287	$1,264	$1,152	$3,671
Interest Expense	$827	$944	$2,609	$2,363
Other (Income)/Expense, net	210	46	291	337

Income Before Income Taxes	$250	$274	$(1,748)	$971
Income Tax Provision (Benefit)	(128)	34	(506)	(139)

Net Income	$378	$240	$(1,242)	$1,110

AstroNova Inc. | 600 East Greenwich Avenue | West Warwick, RI 02893 | 401.828.4000

AstroNova Reports 8.5% Sequential Growth in Revenue for Third-Quarter Fiscal 2026 Financial Results

December 10, 2025

ASTRONOVA, INC.

Segment Sales and Non-GAAP Profit

(Unaudited, $ in thousands)

	Three Months Ended		Nine Months Ended
($ in thousands)	October 31, 2025	November 2, 2024	October 31, 2025	November 2, 2024
Revenue:
Product ID	$26,849	$26,317	$77,891	$76,667
Aerospace	12,320	14,105	35,088	37,255

Total Revenue	$39,169	$40,422	$112,979	$113,922

Gross Profit:
Product ID	$8,476	$8,441	$25,115	$25,508
Aerospace	6,080	5,307	14,126	14,659

Non-GAAP Gross Profit	$14,556	$13,748	$39,241	$40,167

Gross Profit Margin:
Product ID	31.6%	32.1%	32.2%	33.3%
Aerospace	49.4%	37.6%	40.3%	39.3%

Non-GAAP Gross Profit Margin	37.2%	34.0%	34.7%	35.3%

Segment Operating Income:
Product ID	$2,852	$1,902	$7,994	$7,362
Aerospace	4,220	3,251	9,567	8,806

Total Non-GAAP Segment Operating Income	$7,072	$5,153	$17,561	$16,168

Segment Operating Margin:
Product ID	10.6%	7.2%	10.3%	9.6%
Aerospace	34.3%	23.0%	27.3%	23.6%

Total Non-GAAP Segment Operating Margin	18.1%	12.7%	15.5%	14.2%

Corporate Expense	(4,511)	(3,530)	(13,092)	(10,961)

Non-GAAP Operating Income	$2,561	$1,623	$4,469	$5,207
Interest Expense	$827	$944	$2,609	$2,363
Other (Income)/Expense, net	(1)	46	78	337

Income Before Income Taxes	$1,735	$633	$1,782	$2,507
Adjusted Income Tax Provision (Benefit)	204	120	309	242

Non-GAAP Net Income	$1,531	$513	$1,473	$2,265

AstroNova Inc. | 600 East Greenwich Avenue | West Warwick, RI 02893 | 401.828.4000

AstroNova Reports 8.5% Sequential Growth in Revenue for Third-Quarter Fiscal 2026 Financial Results

December 10, 2025

ASTRONOVA, INC.

Revenue by Market

(unaudited, $ in thousands)

Product ID:	Q1 FY25	Q2 FY25	Q3 FY25	Q4 FY25	FY2025	Q1 FY26	Q2 FY26	Q3 FY26
Desktop Label Printers	$14,220	$16,349	$15,408	$14,019	$59,996	$15,478	$15,190	$16,115
Mail & Sheet/Flat Pack Printers	3,930	3,471	3,679	4,494	15,574	4,050	3,740	4,280
Professional Label Printers	3,245	4,231	3,423	2,972	13,871	3,247	3,506	3,636
Direct to Package/Overprint Printers	1,787	2,925	3,627	2,718	11,057	3,396	2,230	2,371
Flexible Packaging Printers	—	—	15	1,289	1,304	30	69	79
Other	3	189	165	186	541	88	19	368

TOTAL	$23,185	$27,165	$26,317	$25,678	$102,345	$26,289	$24,754	$26,849

Aerospace:	Q1 FY25	Q2 FY25	Q3 FY25	Q4 FY25	FY2025	Q1 FY26*	Q2 FY26	Q3 FY26
Aftermarket	$4,694	$5,326	$7,058	$5,481	$22,560	$4,911	$4,953	$4,955
Commercial Aircraft	3,813	6,299	5,221	4,363	19,696	4,953	4,714	5,764
Defense	329	608	734	781	2,452	811	1,047	766
Regional and Biz Jet Aircraft	697	604	993	802	3,096	396	431	634
Other	243	537	98	256	1,134	348	203	201

TOTAL	$9,776	$13,374	$14,105	$11,683	$48,938	$11,419	$11,348	$12,320

Consolidated Total	$32,961	$40,539	$40,422	$37,361	$151,283	$37,708	$36,102	$39,169

*

Q1 fiscal 2026 revenue by market has been revised from amount previously reported in our Q1 fiscal 2026 press release issued on June 5, 2025, to correct a classification error between market categories. Total Q1 fiscal sales were unaffected.

ASTRONOVA, INC.

Revenue by Type

(unaudited, $ in thousands)

Product ID	Q1 FY25	Q2 FY25	Q3 FY25	Q4 FY25	FY 2025	Q1 FY26	Q2 FY26	Q3 FY26
Product ID HW	$3,802	$4,311	$4,590	$5,591	$18,294	$4,776	$4,511	$5,357
Product ID Recurring Supplies, Parts & Service	19,383	22,854	21,727	20,087	84,051	21,513	20,243	21,492

Total Product ID	$23,185	$27,165	$26,317	$25,678	$102,345	$26,289	$24,754	$26,849
Aerospace
Aerospace HW	$5,073	$8,048	$7,032	$6,185	$26,338	$6,519	$6,425	$7,360
Aerospace Recurring Supplies, Parts & Service	4,703	5,326	7,073	5,498	22,600	4,900	4,923	4,960

Total Aerospace	$9,776	$13,374	$14,105	$11,683	$48,938	$11,419	$11,348	$12,320
Consolidated
AstroNova HW	$8,875	$12,359	$11,622	$11,776	$44,632	$11,295	$10,936	$12,717
AstroNova Recurring Supplies, Parts & Service	24,086	28,180	28,800	25,585	106,651	26,413	25,166	26,452

TOTAL	$32,961	$40,539	$40,422	$37,361	$151,283	$37,708	$36,102	$39,169

AstroNova Inc. | 600 East Greenwich Avenue | West Warwick, RI 02893 | 401.828.4000

AstroNova Reports 8.5% Sequential Growth in Revenue for Third-Quarter Fiscal 2026 Financial Results

December 10, 2025

ASTRONOVA, INC.

Bookings and Backlog

(unaudited, $ in thousands)

AstroNova

	Q1 FY25	Q2 FY25	Q3 FY25	Q4 FY25	FY 2025	Q1 FY26	Q2 FY26	Q3 FY26
Beginning backlog (Non-MTEX)	$31,394	$31,556	$29,900	$27,093	$31,394	$28,307	$25,491	$25,291
MTEX*	$—	$3,084	$—	$—	$3,084	$—	$—	$—
Backlog Beginning of Period (incl. MTEX)	$31,394	$34,640	$29,900	$27,093	$34,478	$28,307	$25,491	$25,291

Revenue Recognized (Billings)	$32,961	$40,539	$40,422	$37,361	$151,283	$37,708	$36,102	$39,169
New Bookings During Period	$33,122	$35,799	$37,615	$38,576	$145,112	$34,893	$35,901	$35,867
Backlog End of Period	$31,556	$29,900	$27,093	$28,307	$28,307	$25,491	$25,291	$21,989
Book/Bill %	100%	88%	93%	103%	96%	93%	99%	92%

*	MTEX Backlog was acquired during 2nd quarter fiscal 2025

Product Identification

	Q1 FY25	Q2 FY25	Q3 FY25	Q4 FY25	FY 2025	Q1 FY26	Q2 FY26	Q3 FY26
Beginning backlog (Non-MTEX)	$19,725	$19,467	$18,786	$19,254	$19,725	$18,091	$18,044	$16,727
MTEX*	$—	$3,084	$—	$—	$3,084	$—	$—	$—
Backlog Beginning of Period (incl. MTEX)	$19,725	$22,551	$18,786	$19,254	$22,809	$18,091	$18,044	$16,727

Revenue Recognized (Billings)	$23,185	$27,165	$26,317	$25,678	$102,345	$26,289	$24,754	$26,849
New Bookings During Period	$22,926	$23,400	$26,785	$24,516	$97,627	$26,242	$23,437	$22,473
Backlog End of Period	$19,467	$18,786	$19,254	$18,091	$18,091	$18,044	$16,727	$12,351
Book/Bill %	99%	86%	102%	95%	95%	100%	95%	84%

*	MTEX Backlog was acquired during 2nd quarter fiscal 2025

Aerospace

	Q1 FY25	Q2 FY25	Q3 FY25	Q4 FY25	FY 2025	Q1 FY26	Q2 FY26	Q3 FY26
Backlog Beginning of Period	$11,669	$12,089	$11,114	$7,839	$11,669	$10,216	$7,447	$8,563
Revenue Recognized (Billings)	$9,776	$13,374	$14,105	$11,683	$48,938	$11,419	$11,348	$12,320
New Bookings During Period	$10,196	$12,399	$10,830	$14,060	$47,485	$8,651	$12,464	$13,394
Backlog End of Period	$12,089	$11,114	$7,839	$10,216	$10,216	$7,447	$8,563	$9,638
Book/Bill %	104%	93%	77%	120%	97%	76%	110%	109%

AstroNova Inc. | 600 East Greenwich Avenue | West Warwick, RI 02893 | 401.828.4000

AstroNova Reports 8.5% Sequential Growth in Revenue for Third-Quarter Fiscal 2026 Financial Results

December 10, 2025

ASTRONOVA, INC.

Reconciliation of GAAP to Non-GAAP Items

(Unaudited, $ in thousands)

	Three Months Ended
	October 31, 2025	November 2, 2024
Revenue	$39,169	$40,422

Gross Profit	$14,197	$13,714
Inventory Step-Up	—	34
Inventory Provision	360	—

Non-GAAP Gross Profit	$14,557	$13,748

Gross Profit Margin	36.2%	33.9%
Non-GAAP Gross Profit Margin	37.2%	34.0%
Operating Expenses	$12,910	$12,450
MTEX-related Acquisition Expenses	—	(325)
Restructuring Charges	(58)	—
Non-Recurring Legal Expenses	(387)	—
Non-Recurring Proxy Costs	(172)	—
Goodwill Impairment	(297)	—

Non-GAAP Operating Expenses	$11,996	$12,125

Operating Income	$1,287	$1,264
MTEX-related Acquisition Expenses	—	325
Inventory Step-Up	—	34
Inventory Provision	360	—
Restructuring Charges	58	—
Non-Recurring Legal Expenses	387	—
Non-Recurring Proxy Costs	172	—
Goodwill Impairment	297	—

Non-GAAP Operating Income	$2,561	$1,623

Operating Income Margin	3.3%	3.1%
Non-GAAP Operating Income Margin	6.5%	4.0%
Net Income	$378	$240
MTEX-related Acquisition Expenses(1)	—	247
Inventory Step-Up(1)	—	26
Inventory Provision(1)	275	—
Restructuring Charges(1)	43	—
Non-Recurring Legal Expenses(1)	301	—
Non-Recurring Proxy Costs(1)	131	—
Realized Fx(1)	80	—
Other (Income) and Expense(1)	85	—
Goodwill Impairment(1)	238	—

Non-GAAP Net Income	$1,532	$513

Diluted Earnings Per Share	$0.05	$0.03
MTEX-related Acquisition Expenses(1)	—	0.03
Inventory Provision(1)	0.04	—
Restructuring Charges(1)	—	—
Non-Recurring Legal Expenses(1)	0.04	—
Non-Recurring Proxy Costs(1)	0.02	—
Realized Fx(1)	0.01	—
Other (Income) and Expense(1)	0.01	—
Goodwill Impairment(1)	0.03	—

Non-GAAP Diluted Earnings Per Share	$0.20	$0.06

(1)	Net of taxes

AstroNova Inc. | 600 East Greenwich Avenue | West Warwick, RI 02893 | 401.828.4000

AstroNova Reports 8.5% Sequential Growth in Revenue for Third-Quarter Fiscal 2026 Financial Results

December 10, 2025

ASTRONOVA, INC.

Reconciliation of GAAP to Non-GAAP Items

(Unaudited, $ in thousands)

	Nine Months Ended
	October 31, 2025	November 2, 2024
Revenue	$112,979	$113,922

Gross Profit	$38,483	$40,013
Inventory Step-Up	61	154
Inventory Provision	360	—
Restructuring Charges	337	—

Non-GAAP Gross Profit	$39,241	$40,167

Gross Profit Margin	34.1%	35.1%
Non-GAAP Gross Profit Margin	34.7%	35.3%
Operating Expenses	$37,331	$36,342
MTEX-related Acquisition Expenses	(311)	(1,382)
Restructuring Charges	(968)	—
Non-Recurring Legal Expenses	(457)	—
Non-Recurring Proxy Costs	(527)	—
Realized Fx	(100)	—
Other (Income) and Expense	(112)	—
Goodwill Impairment	(297)	—

Non-GAAP Operating Expenses	$34,559	$34,960

Operating Income	$1,152	$3,671
MTEX-related Acquisition Expenses	311	1,382
Inventory Step-Up	61	154
Inventory Provision	360	—
Restructuring Charges	1,305	—
Non-Recurring Legal Expenses	457	—
Non-Recurring Proxy Costs	527	—
Realized Fx	100	—
Other (Income) and Expense	112	—
Goodwill Impairment	297	—

Non-GAAP Operating Income	$4,682	$5,207

Operating Income Margin	1.0%	3.2%
Non-GAAP Operating Income Margin	4.1%	4.6%
Net Income (Loss)	$(1,242)	$1,110
MTEX-related Acquisition Expenses(1)	238	1,044
Inventory Step-Up(1)	49	111
Inventory Provision(1)	275	—
Restructuring Charges(1)	1,001	—
Non-Recurring Legal Expenses(1)	354	—
Non-Recurring Proxy Costs(1)	403	—
Realized Fx(1)	80	—
Other (Income) and Expense(1)	86	—
Goodwill Impairment	238	—

Non-GAAP Net Income (Loss)	$1,480	$2,265

Diluted Earnings (Loss) Per Share	$(0.16)	$0.15
MTEX-related Acquisition Expenses(1)	0.03	0.14
Inventory Step-Up(1)	0.01	0.01
Inventory Provision(1)	0.04	—
Restructuring Charges(1)	0.13	—
Non-Recurring Legal Expenses(1)	0.05	—
Non-Recurring Proxy Costs(1)	0.05	—
Realized Fx(1)	0.01	—
Other (Income) and Expense(1)	0.01	—
Goodwill Impairment	0.03	—

Non-GAAP Diluted Earnings Per Share	$0.20	$0.30

(1)	Net of taxes

AstroNova Inc. | 600 East Greenwich Avenue | West Warwick, RI 02893 | 401.828.4000

AstroNova Reports 8.5% Sequential Growth in Revenue for Third-Quarter Fiscal 2026 Financial Results

December 10, 2025

ASTRONOVA INC.

Reconciliation of Net Income and Margin to Adjusted EBITDA and Margin

(Unaudited, $ in thousands)

	Three Months Ended
	October 31, 2025	November 2, 2024
Net Income	$378	$240
Interest Expense	827	944
Income Tax Expense (Benefit)	(128)	34
Depreciation & Amortization	855	1,298

EBITDA	$1,932	$2,516
Share-Based Compensation	754	353
MTEX-related Acquisition Expenses	—	325
Inventory Step-Up	—	34
Inventory Provision	360	—
Restructuring Charges	58	—
Non-Recurring Legal Expenses	387	—
Non-Recurring Proxy Costs	172	—
Realized Fx	100	—
Other (Income) and Expense	112	—
Goodwill Impairment	297	—

Adjusted EBITDA	$4,172	$3,228

Revenue	$39,169	$40,422
Net Income Margin	1.0%	0.6%
Adjusted EBITDA Margin	10.7%	8.0%

	Nine Months Ended
	October 31, 2025	November 2, 2024
Net Income (Loss)	$(1,242)	$1,110
Interest Expense	2,609	2,363
Income Tax Expense (Benefit)	(506)	(139)
Depreciation & Amortization	3,425	3,514

EBITDA	$4,286	$6,848
Share-Based Compensation	1,559	1,159
MTEX-related Acquisition Expenses	311	1,382
Inventory Step-Up	61	154
Inventory Provision	360	—
Restructuring Charges	1,305	—
Non-Recurring Legal Expenses	457	—
Non-Recurring Proxy Costs	527	—
Realized Fx	100	—
Other (Income) and Expense	112	—
Goodwill Impairment	297	—

Adjusted EBITDA	$9,375	$9,543

Revenue	$112,979	$113,922
Net Income (Loss) Margin	(1.1)%	1.0%
Adjusted EBITDA Margin	8.3%	8.4%

AstroNova Inc. | 600 East Greenwich Avenue | West Warwick, RI 02893 | 401.828.4000

AstroNova Reports 8.5% Sequential Growth in Revenue for Third-Quarter Fiscal 2026 Financial Results

December 10, 2025

ASTRONOVA INC.

Reconciliation of Segment Gross Profit and Margin to Non-GAAP Gross Profit and Margin

(Unaudited, $ in thousands)

	Three Months Ended
	October 31, 2025			November 2, 2024
	Product ID	Aerospace	Total	Product ID	Aerospace	Total
Segment Gross Profit	$7,806	$6,391	$14,197	$8,407	$5,307	$13,714
Inventory Step-Up	—	—	—	34	—	34
Inventory Provision	671	(311)	360	—	—	—

Non-GAAP - Segment Gross Profit	$8,477	$6,080	$14,557	$8,441	$5,307	$13,748

Revenue	$26,849	$12,320	$39,169	$26,317	$14,105	$40,422
Gross Profit Margin	29.1%	51.9%	36.2%	31.9%	37.6%	33.9%
Non-GAAP Segment Gross Profit Margin	31.6%	49.4%	37.2%	32.1%	37.6%	34.0%

	Nine Months Ended
	October 31, 2025			November 2, 2024
	Product ID	Aerospace	Total	Product ID	Aerospace	Total
Segment Gross Profit	$24,211	$14,272	$38,483	$25,354	$14,659	$40,013
Inventory Step-Up	61	—	61	154	—	154
Inventory Provision	671	(311)	360	—	—	—
Restructuring Charges	173	165	338	—	—	—

Non-GAAP - Segment Gross Profit	$25,116	$14,126	$39,242	$25,508	$14,659	$40,167

Revenue	$77,890	$35,089	$112,979	$76,667	$37,255	$113,922
Gross Profit Margin	31.1%	40.7%	34.1%	33.1%	39.3%	35.1%
Non-GAAP Segment Gross Profit Margin	32.2%	40.3%	34.7%	33.3%	39.3%	35.3%

Note: Segment Operating Income excludes General & Administrative Expenses

AstroNova Inc. | 600 East Greenwich Avenue | West Warwick, RI 02893 | 401.828.4000

AstroNova Reports 8.5% Sequential Growth in Revenue for Third-Quarter Fiscal 2026 Financial Results

December 10, 2025

ASTRONOVA INC.

Reconciliation of Segment Operating Profit and Margin to Non-GAAP Operating Profit and Margin

(Unaudited, $ in thousands)

	Three Months Ended
	October 31, 2025			November 2, 2024
	Product ID	Aerospace	Total	Product ID	Aerospace	Total
Segment Operating Income	$1,878	$4,531	$6,409	$1,868	$3,251	$5,119
Inventory Step-Up	—	—	—	34	—	34
Inventory Provision	671	(311)	360	—	—	—
Goodwill Impairment	297	—	297	—	—	—
Restructuring Charges	7	—	7	—	—	—

Non-GAAP - Segment Operating Income	$2,853	$4,220	$7,073	$1,902	$3,251	$5,153

Revenue	$26,849	$12,320	$39,169	$26,317	$14,105	$40,422
Operating Margin	7.0%	36.8%	16.4%	7.1%	23.0%	12.7%
Non-GAAP Operating Margin	10.6%	34.3%	18.1%	7.2%	23.0%	12.7%

	Nine Months Ended
	October 31, 2025			November 2, 2024
	Product ID	Aerospace	Total	Product ID	Aerospace	Total
Segment Operating Income	$6,585	$9,707	$16,292	$7,208	$8,806	$16,014
Inventory Step-Up	61	—	61	154	—	154
Inventory Provision	671	(311)	360	—	—	—
Goodwill Impairment	297	—	297	—	—	—
Restructuring Charges	381	171	552	—	—	—

Non-GAAP - Segment Operating Income	$7,995	$9,567	$17,562	$7,362	$8,806	$16,168

Revenue	$77,890	$35,089	$112,979	$76,667	$37,255	$113,922
Operating Margin	8.5%	27.7%	14.4%	9.4%	23.6%	14.1%
Non-GAAP Operating Margin	10.3%	27.3%	15.5%	9.6%	23.6%	14.2%

Note: Segment Operating Income excludes General & Administrative Expenses

AstroNova Inc. | 600 East Greenwich Avenue | West Warwick, RI 02893 | 401.828.4000